SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): OCTOBER 10, 2000



                             COX TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         ARIZONA                      0-08006                    86-0220617
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


69 McADENVILLE ROAD, BELMONT, NORTH CAROLINA                       28012
  (Address of Principal Executive Offices)                       (Zip Code)


                                 (704) 825-8146
                          Registrant's Telephone Number
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

                             COX TECHNOLOGIES, INC.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 10, 2000, the Registrant dismissed the firm of Bedinger & Company ("Bedinger") as the Registrant's principal independent accountant. Also on October 10, 2000, the Registrant engaged the firm of Cherry, Bekaert & Holland, L.L.P. to serve as its principal independent accountant. Such actions were recommended and approved by the Board of Directors of the Registrant.

     The report of Bedinger on the Registrant's consolidated financial statements for the fiscal years ended April 30, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the two fiscal years ended April 30, 2000 and 1999, and during subsequent interim periods, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Bedinger, would have caused Bedinger to make reference to the matter in its report.

     The Registrant has provided Bedinger with a copy of the disclosures contained herein and has requested that Bedinger furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant herein. A copy of the Bedinger letter, dated October 16, 2000, is filed as Exhibit 16.1. A copy of the Registrant's letter, dated October 10, 2000, is filed as Exhibit 16.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.1 Letter of Bedinger & Company to the Securities and Exchange Commission

          16.2 Letter of Registrant to Bedinger & Company

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                             COX TECHNOLOGIES, INC.


Date: October 17, 2000                       By: /s/ Jack G. Mason
                                                ------------------------------
                                             Name: Jack G. Mason
                                             Title: Chief Financial Officer

                                       3